Prospectus Supplement	December 7, 2020

Putnam PanAgora Managed Futures Strategy and
Putnam PanAgora Risk Parity Fund
Prospectuses dated December 30, 2019

Although each fund is classified as a non-diversified fund, each fund is currently operating as a diversified fund and under current law, shareholder approval would be required for the fund to resume operating as non-diversified. Effective immediately, all references to each fund’s non-diversified classification and related disclosure are deleted.

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